SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

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                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: FEBRUARY 9, 2000


                              THE TIREX CORPORATION
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                   33-17598-NY
                            (Commission File Number)

                                   22-2824362
                      (IRS Employer Identification Number)

                                3828 ST. PATRICK
                            MONTREAL, QUEBEC H4E 1A4
               (Address of Principal Executive offices) (Zip Code)


                                 (514) 933-2518
                         Registrant's Telephone Number,
                               including Area Code


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable. As of the this date, the Company has 136,886,503 Common shares issued and outstanding.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As of January 31, 2000, the Company had not closed on the sale of the assets of its welcome mat molding business and had not received any part of the $167, 500 anticipated proceeds. The Company has no assurance that such sale will be consummated.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS

         The Registrant has undergone the following significant events:

              (a) The Company announced in December 1999 and February 2000 that commencement of the crumb rubber production had been delayed, due to the requirements to make various additional modifications observed during startup of its TCS-1 tire recycling plant in order to improve production efficiency. See Exhibit A to this Report. The system has been operated for short intervals during the period of November 1999 to the present for test purposes only. With respect to the TCS-1 plant, the improvements will include the following:

                   (i) Front end - the front end will be semi-automated to elevate debeader jams and to simplify sidewall and trend separation;

                   (ii) Freezing chambers - The moving rails will be replaced with moving conveyor system and the final assembly of the second freezing tower for the sidewall sections will be completed.

                   (iii) Fracturing mills - The final assembly of the second assembly for the sidewall sections will be completed.

                   (iv) Assembly of the sidewall tread crumb screening system will be completed.

         The Company estimates the aforementioned improvements will be completed during February 2000 at an additional estimated cost for materials and labor not to exceed $50,000 U.S. dollars. There is no assurance that the Company's products or systems will attain commercialism or even if they do, that the Company's operations will be profitable. In January 2000 the Company increased the

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authorized Common Shares of the Company from 120,000,000 to 165,000,000. See
Exhibit B to this Report

         In February 2000 the Company authorized the issuance of 677,000 shares of common stock in exchange for conversion rights of holders of certain debentures and the issuance of 12,593,396 shares of common stock to various officers, directors, employees and consultants all in reliance on an exemption from Registration provided by Section 4(2) of the Securities Act of 1933, as amended, and are thus deemed to be restricted securities.


ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.

         The Board of Directors accepted, effective November and December 1999, the resignations of Louis Sanzaro as President of the Company, the resignation of John G. Hartley as Director of the Company, the resignation of Terence C. Byrne as President, Chief Executive Officer, and as Director and Chairman of the Board of Directors of the Company, and appointed John L Threshie Jr. as President, Chief Executive Officer and Director of the Company

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit A         February 8, 2000 Press Release.
         Exhibit B         Certificate of Amendment to Certificate of
                           Incorporation.


ITEM 8.  CHANGE IN FISCAL YEAR.


         Not applicable.


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                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              The Tirex Corporation



February 9, 2000                              By: /s/ JOHN L. THRESHIE, JR.
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                                                      John L. Threshie, Jr.
                                                      President and Chief
                                                      Executive Officer


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